UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2017

Park Hotels & Resorts Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37795	36-2058176
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1600 Tysons Blvd., Suite 1000 McLean, Virginia		22102
(Address of Principal Executive Offices)		(Zip Code)

(703) 584-7979

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Park Hotels & Resorts Inc. (the “Company”) has filed this Current Report on Form 8-K to revise the Company’s consolidated financial statements as of December 31, 2016 and 2015 and for the years ended December 31, 2016, 2015 and 2014 and the related notes, which were included in its 2016 Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on March 2, 2017 (the “2016 Form 10-K”), to reflect changes in the Company’s reportable segments that took effect during the first quarter of 2017, which was the Company’s first fiscal quarter as an independent public company following its spin-off from Hilton Worldwide Holdings Inc.

As previously reported in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2017 filed with the SEC on May 4, 2017, the Company determined in the first quarter of 2017 that it had two operating segments, its consolidated hotels and its unconsolidated hotels. The unconsolidated hotels operating segment does not meet the definition of a reportable segment, thus the consolidated hotels are the Company’s only reportable segment. The Company’s reportable segments reflect how its chief operating decision maker, as defined under U.S. generally accepted accounting principles, assesses the performance of the Company’s operating segments and makes decisions about resource allocation. The change in the Company’s reportable segments described above had no impact on the Company’s historical consolidated financial position, equity, results of operations or cash flows as disclosed in the 2016 Form 10-K.

The revision of the consolidated financial statements and related notes that were included in the 2016 Form 10-K affects the following items from the 2016 Form 10-K, which have been retrospectively revised to reflect the consolidated hotels as the Company’s only reportable segment that had previously been included as part of the ownership segment in the 2016 Form 10-K and which have been included, as so revised, as exhibits to this Current Report on Form 8-K as indicated below:

•	Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations (included, as revised, as Exhibit 99.1 to this Current Report on Form 8-K); and

•	Item 8. Financial Statements and Supplementary Data (included, as revised, as Exhibit 99.2 to this Current Report on Form 8-K).

The Company is filing this Current Report on Form 8-K to reflect the change in the Company’s reportable segments described above, and the information included in this Current Report on Form 8-K does not reflect events occurring after March 2, 2017, the date the Company filed the 2016 Form 10-K. Information regarding events and developments subsequent to the filing of the 2016 Form 10-K are included in the Company’s other SEC filings since that date. This Current Report on Form 8-K, including the exhibits, should be read in conjunction with the 2016 Form 10-K and with the Company’s other reports filed with the SEC after March 2, 2017. The Company is filing this Current Report on Form 8-K so that the Company’s annual financial statement information incorporated by reference in any registration statement filed with the SEC would reflect the Company’s current reportable segments.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

23.1	Consent of Ernst & Young LLP.
99.1	Updated 2016 Form 10-K “Item 7. “Management’s Discussion and Analysis of Financial Condition and Results of Operations” disclosure.
99.2	Updated 2016 Form 10-K “Item 8. “Financial Statements and Supplementary Data” disclosure.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Park Hotels & Resorts Inc.

Date: May 5, 2017	By:	/s/ Sean M. Dell’Orto
Sean M. Dell’Orto
Executive Vice President, Chief Financial Officer and Treasurer

Exhibit Index

Exhibit Number	Description
23.1	Consent of Ernst & Young LLP.
99.1	Updated 2016 Form 10-K “Item 7. “Management’s Discussion and Analysis of Financial Condition and Results of Operations” disclosure.
99.2	Updated 2016 Form 10-K “Item 8. “Financial Statements and Supplementary Data” disclosure.